UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor and

Congress of Industrial Organizations

Housing Investment Trust

(Exact name of registrant as specified in charter)

1227 25th Street, N.W., Suite 500

Washington, D.C. 20037

(Address of principal executive offices) (Zip code)

Corey F. Rose, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

(Name and address of agent for service)

(202) 331-8055

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 – June 30, 2022

Item 1.	Reports to Stockholders.

A copy of the 2022 Semi-Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust” or “Registrant”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

AFL-CIO HIT

COMPETITIVE RETURNS
UNION CONSTRUCTION JOBS
HOUSING FINANCE

2022 SEMI-ANNUAL REPORT

Economic Impacts of Investments

1984–PRESENT

AFL-CIO HIT

575 projects

191.7M hours of on-site union construction work

- A **$6.4B** investment grade fixed-income mutual fund
- Expertise in the highest credit quality multifamily mortgage backed securities
- **OVER 35 YEAR HISTORY** of competitive returns for pension funds and Labor Organizations such as health and welfare funds, while also creating union construction jobs, and supporting housing and healthcare facilities.
- **100% UNION LABOR** requirement for all on-site construction

$10.2B
HIT capital invested or allocated

$18.9B
total development cost

$39.4B
total economic benefits

$16.2B
personal income including wages and benefits
$8.2B FOR CONSTRUCTION WORKERS

214.6K
total jobs generated across communities

124.1K
housing and healthcare units nationwide
67% AFFORDABLE

To Our Investors

The significant and extraordinary level of inflation not seen in 40 years drove interest rates to their highest level in years during the first half of 2022. This pushed returns for investment grade fixed income deep into negative territory and negatively impacted fixed income market values. As a fixed income fund, the AFL-CIO Housing Investment Trust (HIT) is sensitive to interest rate movements. HIT’s return for the first six months of 2022 was -9.72% on a gross of fees basis and -9.86% on a net of fees[1] basis as compared to -10.35% for its benchmark, the Bloomberg U.S. Aggregate Bond Index*. This strong relative performance, following last year’s outperformance, demonstrates that the HIT can deliver diversification benefits in volatile market environments.

The HIT continues to increase its impact investing and currently has 44 projects under construction nationwide, generating an estimated $5.4 billion of economic activity and 7,208 housing units. The HIT has committed to nine projects year-to-date in the midst of higher rates and the challenges that poses. The HIT has a strong investment pipeline and expects the demand for additional affordable housing will continue to grow. However, higher interest rates will create bigger financing gaps that will need to be filled by external subsidies and efficient financing in order for projects to meet underwriting standards. We believe that the HIT’s ability to provide flexible and creative financing to housing projects should allow it to offset some of the challenges created by the higher interest rate environment and thus potentially capture more projects as compared to the competition.

The HIT will continue to execute on its proven, longstanding strategy of generating competitive returns for its investors while positively impacting communities. It will also look to do more. Improvements in operations in recent years have better positioned the HIT to not only weather this storm, but to take advantage of the opportunities the current higher rate environment presents to add more yield. The growth of the HIT, lower operating expenses and the large volume of impact investments made in the past three and a half years have strengthened HIT’s position. We believe that the HIT’s mission continues to offer value to its investors and partners.

Chang Suh

Chief Executive Officer and Chief Investment Officer

1 The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

* Source: Bloomberg L.P.

2022 SEMI-ANNUAL REPORT	1

Relative Returns As of June 30, 2022, periods over one year are annualized	Comparison of a $50,000 Investment in the HIT and Bloomberg Aggregate* (10 Years)

Relative Returns

4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-9.72%
-9.86%
-10.35%
-8.88%
-9.85%
-10.14%
-10.29%
-8.88%
-0.93%
-1.25%
-0.93%
-1.01%
1.00%
0.65%
0.88%
0.66%
1.75%
1.36%
1.54%
1.13%
YTD
1-YEAR
3-YEAR
5-YEAR
10-YEAR
HIT Gross
HIT Net
Bloomberg Aggregate*
AAA Index*

The AAA Index represents the AAA Component of the Bloomberg U.S. Aggregate Bond Index*.

Comparison of a $50,000 Investment

in the HIT and Bloomberg Aggregate (10 Years)*

$65,000
$55,000
$45,000
58,269
57,230
6/12
6/13
6/14
6/15
6/16
6/17
6/18
6/19
6/20
6/21
6/22
HIT Net
Bloomberg Aggregate*

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit. com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Discussion of Fund Performance

(unaudited)

HIT Outperforms Benchmark in Challenging Fixed Income Environment

2022 Overview

The HIT continues to deliver amid a volatile 2022. Against a backdrop of high inflation and rising rates in the first six months of 2022, the HIT generated competitive returns for its investors by outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) and committed $145.4 million[1] to finance nine construction/substantial rehabilitation projects. These investments, with a total development cost of $276.5 million, were expected to generate 1.8 million hours of union construction work[2] and create or rehabilitate 779 housing units, including 669 units of much-needed affordable housing.

2022 Returns

For the first half of 2022, the HIT outperformed the Benchmark by 63 and 49 basis points (bps) on a gross and net of fees basis, respectively, despite a challenging environment for fixed income. The HIT generated a gross return of -9.72% and net return of -9.86%, compared to the Benchmark’s -10.35% return. The HIT delivered competitive returns for the first six months of 2022 amid a difficult macroeconomic backdrop of elevated inflation and tightening of Federal Reserve monetary policy, both of which drove interest rates higher.

Performance Attribution Summary

Total returns for investment grade fixed income strategies were negative for the first two consecutive quarters of 2022 as interest rates rose across the curve, with the

10-year U.S. Treasury closing June 2022 at a yield above 3% for the first time since 2018. In this volatile rising rate environment, the HIT outperformed the Benchmark and some of the largest core fixed income fund managers that invest in corporate credit—the worst performing sector in the Bloomberg Aggregate.

In addition to the HIT’s lack of corporate bonds, the HIT’s relative performance for the first half of 2022 also benefitted from the HIT’s active interest rate risk management of short duration, overweight to adjustable-rate investments, and underweight to agency residential mortgages, which was the second worst performing asset class in the Benchmark after corporates. However, the HIT’s overweight to spread products and underweight to U.S. Treasuries hindered

1 This includes New Markets Tax Credits allocated by HIT subsidiary Building America CDE, Inc.

2 Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2022.

* Source: Bloomberg L.P.

2

relative performance. All fixed income spreads widened relative to U.S. Treasuries given the volatility caused by higher inflation and ongoing hawkish policy from the Federal Reserve. The HIT’s relative performance as compared to the AAA component of the Bloomberg Aggregate (which has a more comparable credit profile to the HIT than the Benchmark) lagged by 84 bps on a gross basis, and 98 bps on a net basis, given that U.S. Treasuries were the best performing sector in the Benchmark.

2022 Market Overview

Global economic growth slowed in the first half of the year driven primarily by high inflation, supply chain disruptions, Russia’s war against Ukraine, and the continued impacts from the Covid-19 pandemic. Inflation reached its highest level in decades in many countries, with Russia’s invasion of

Ukraine contributing to the rise in energy and food prices. Central banks reacted by raising interest rates, even though higher borrowing costs could exacerbate the squeeze on real incomes that have resulted from higher prices, raising the risk of an eventual recession.

While growth in the U.S. slowed, employment gains were strong in the first half of the year and the unemployment rate remained low at 3.6% throughout the second quarter. With the labor market continuing to show strength, the Federal Reserve has shifted its focus to fighting inflation, which currently stands at a 40-year high after the Consumer Price Index (CPI) increased 9.1% on a yearly basis in June 2022. To date, the Federal Reserve has raised the federal funds rate by 150 bps, and is expected to increase it by another 175 bps by year-end. Furthermore, the Federal

Reserve began shrinking its balance sheet in the second quarter by not fully reinvesting paydowns and announced that it will no longer reinvest principal received at maturity (a maximum runoff cap) come September 2022.

Looking Ahead

The outlook for the U.S. economy remains highly uncertain as the Federal Reserve continues to aggressively tighten monetary policy to combat inflation. By tightening policy, the Federal Reserve will likely further slow economic growth, raising the risk of a recession as businesses and consumers could be forced to adjust their investment and spending decisions at a time when many industries and individuals are already facing higher costs. We believe that in a rising rate environment, the HIT should benefit from its short relative duration position and increased allocation to adjustable-rate

2022 SEMI-ANNUAL REPORT	3

Sector Allocation

As of June 30, 2022

Risk Comparison

As of June 30, 2022

	HIT	Bloomberg*		HIT	Bloomberg*
CREDIT PROFILE
U.S. Government/Agency/AAA/Cash	91.08%	73.48%	A & Below/Not Rated	4.69%	23.40%
YIELD
Current Yield	2.79%	2.69%	Yield to Worst	3.78%	3.66%
INTEREST RATE RISK
Effective Duration	6.06	6.43	Convexity	0.23	0.25
CALL RISK
Call Protected	78%	72%	Not Call Protected	22%	28%

Source: HIT and Bloomberg US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

PERFORMANCE OVERVIEW

continued

securities. In times of heightened market volatility, we believe that the HIT remains an attractive investment opportunity given its yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers.

Housing affordability for purchases and rentals remains a challenge for a significant number of households. Rental vacancy rates fell to a five-year low and asking rents rose 16.7% over the last year, according to Moody’s, supported by Gen Z household formation, as well as individuals and families being priced out of the single-family housing market and now facing higher mortgage rates. Housing starts, building permits, and mortgage applications have all fallen significantly, further supporting the notion that a recession is possibly on the horizon.

HIT’s Multifamily Investments

Notwithstanding higher mortgage rates, the HIT committed to nine new projects in the first half of 2022, committing $145.4 million3 in financing. With total development costs of $276.5 million, these investments are expected to contribute positively to HIT’s portfolio’s yield while generating 1.8 million hours of union construction work and financing the creation or rehabilitation of 779 housing units, of which 86% will be affordable. These developments will help revitalize their communities as the construction impacts ripple through local economies, generating an estimated $466.6 million in economic impacts4. At June 30, 2022, 44 projects receiving HIT financing were under construction. These projects are providing significant economic benefits and positively impacting communities in 27 cities across 12 states.

The national affordable and workforce housing supply shortage, made worse by the pandemic and rising inflation, should continue to spur development and provide opportunities for the HIT. We believe the HIT’s ability to offer multiple financing structures for both construction and permanent loans, including direct lending, gives it a competitive advantage as compared to many traditional fixed income managers that only purchase securities in the secondary market. The HIT remains focused on continually building an attractive portfolio consisting of fundamentally strong construction-related multifamily investments that generate attractive yield spreads over U.S. Treasuries and other credit-equivalent mortgage investments. In the current rising interest rate environment, the HIT will closely track its pipeline of projects, working with lending partners to finance affordable, workforce and market rate housing developments and bring to fruition opportunities to invest at higher yields.

3 This includes New Markets Tax Credits allocated by HIT subsidiary Building America CDE, Inc.

4 Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2022.

* Source: Bloomberg L.P.

4

Multifamily Investment Highlights

(unaudited)

LADDER 260

MINNEAPOLIS, MN

New Construction Project

station
1

Total HIT Investment	Total Development Cost	Total Economic Benefit	Total Housing Units	Total Hours of Union Construction Work
$18.2M	$34.3M	$59.3M	90 (100% affordable)	203.5K (102 jobs)

SOUTHERN HILLS/ORLANDO

DECATUR, IL

Substantial Rehabilitation Project

Total HIT Investment	Total Development Cost	Total Economic Benefit	Total Housing Units	Total Hours of Union Construction Work
$21.8M	$40.9M	$38.9M	212 (100% affordable)	109.0K (55 jobs)

CHURCH & STATE

CLEVELAND, OH

Completed Construction

Total HIT Investment	Total Development Cost	Total Economic Benefit	Total Housing Units	Total Hours of Union Construction Work
$39.0M	$54.8M	$112.7M	158	459.2K (228 jobs)

95 SAINT

BOSTON, MA

Completed Construction

Total HIT Investment	Total Development Cost	Total Economic Benefit	Total Housing Units	Total Hours of Union Construction Work
$51.9M	$66.7M	$123.9M	115 (13% affordable)	478.3K (240 jobs)

2022 SEMI-ANNUAL REPORT

5

Other Important Information

(unaudited)

Expense Example

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Six-Month Period Ended* June 30, 2022
Actual Expenses	$1,000.00	$ 901.42	$1.41
Hypothetical Expenses (5% annual return before expenses)	$1,000.00	$1,023.31	$1.51

* Expenses are equal to the HIT’s annualized six-month expense ratio of 0.30%, as of June 30, 2022 multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table above is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2022, and held for the entire period ended June 30, 2022.

Actual Expenses: The first line of the table above provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2022” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

Availability of Quarterly Portfolio Schedule

In addition to disclosure in its Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The HIT’s Form N-PORT Part F is available on the SEC’s website at sec.gov. Participants may also obtain copies of the HIT’s Form N-PORT, without charge, upon request, by calling the HIT collect at 202-331-8055.

Proxy Voting

Except for its shares in its wholly owned subsidiary, HIT Advisers LLC, and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in nonvoting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Statement Regarding Liquidity Risk Management Program

The HIT Board of Trustees (the Board or HIT Board) has previously approved and implemented policies and procedures for a Liquidity Risk Management Program (the Program) consistent with Rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess and manage the HIT’s liquidity risk. The Board designated the HIT’s Valuation Committee to serve as the Liquidity Program Administrator (the Administrator), which, among other duties, is required to provide a written report to the Board, at least annually, in order to assist the Board in assessing the adequacy and effectiveness of the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of liquidity classification determinations.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the HIT’s liquidity risk; (2) the periodic classification of the HIT’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) the determination of whether the HIT requires a “highly liquid investment minimum” (as defined under Rule 22e-4); and, (5) periodic reporting to the Board.

At a March 3, 2022 meeting of the Board, the Administrator provided a written report to the Board addressing the operation and the adequacy and effectiveness of the implementation of the Program for the 2021 calendar year (the Reporting Period). Among other things, the report discussed liquidity classifications of the HIT’s portfolio and provided an assessment of the HIT’s liquidity risk and evaluation of the Program.

The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

6

Financial Statements

JUNE 30, 2022 (unaudited)

BROOKLYN CROSSING | BROOKLYN, NY

Q4 2019 INVESTMENT

2022 SEMI-ANNUAL REPORT

7

Statement of Assets and Liabilities

June 30, 2022 (dollars in thousands, except per share data; unaudited)

Assets
Investments, at value (cost $7,105,770)	$6,473,254
Cash	40,929
Accrued interest receivable	18,459
Receivables for investments sold	3
Right of use asset	3,803
Other assets	4,312
Total assets	6,540,760

Liabilities
Payables for investments purchased	108,041
Redemptions payable	307
Income distribution and capital gains payable, net of dividends reinvested of $11,871	905
Refundable deposits	1,122
Accrued salaries and fringe benefits	5,279
Lease Liability	4,283
Other liabilities and accrued expenses	969
Total liabilities	120,906

Other commitments and contingencies (Note 5 of financial statements)	—

Net assets applicable to participants’ equity —
Certificates of participation—authorized unlimited;
Outstanding 6,333,386 units	$6,419,854

Net asset value per unit of participation (in dollars)	$1,013.65

Participants’ equity
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$7,071,435
Distributable earnings (accumulated losses)	(651,581)
Total participants’ equity	$6,419,854

See accompanying Notes to Financial Statements (unaudited).

8

Schedule of Portfolio Investments

June 30, 2022 (dollars in thousands, unaudited)

FHA PERMANENT SECURITIES
(2.1% OF NET ASSETS)

	Interest Rate	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Multifamily	3.65%	Dec-2037	$—	$7,690	$7,800	$7,708
	3.72%	Feb-2062	—	4,455	4,460	4,107
	3.75%	Aug-2048	—	3,630	3,626	3,631
	4.00%	Dec-2053	—	60,440	60,416	59,206
	4.10%	Dec-2060	—	21,644	21,665	20,878
	4.79%	May-2053	—	4,887	5,082	4,913
	5.17%	Feb-2050	—	7,452	7,930	7,508
	5.35%	Mar-2047	—	6,693	6,702	6,727
	5.55%	Aug-2042	—	7,001	7,004	7,039
	5.60%	Jun-2038	—	2,054	2,057	2,065
	5.80%	Jan-2053	—	1,933	1,941	2,080
	5.87%	May-2044	—	1,603	1,602	1,613
	5.89%	Apr-2038	—	3,871	3,874	3,894
	6.40%	Aug-2046	—	3,508	3,509	3,531
	6.60%	Jan-2050	—	3,170	3,189	3,342
			—	140,031	140,857	138,242
Forward Commitments	2.50%	Sep-2063	5,702	—	—	(1,006)
	3.90%	Mar-2062	3,090	—	—	(197)
			8,792	—	—	(1,203)
Total FHA Permanent Securities			$8,792	$140,031	$140,857	$137,039

GINNIE MAE CONSTRUCTION SECURITIES

(2.6% OF NET ASSETS)

	Interest Rates[2]		Maturity	Unfunded	Face	Amortized
	Permanent	Construction	Date	Commitments[1]	Amount	Cost	Value
Multifamily	2.25%	4.10%	Apr-2064	$61,907	$4,021	$6,024	$(6,354)
	2.45%	2.45%	Apr-2062	797	15,705	15,992	13,950
	2.58%	2.58%	May-2063	9,909	18,591	19,509	15,552
	2.59%	3.59%	Aug-2064	42,287	25	1,137	(5,651)
	2.62%	2.62%	Feb-2063	549	13,251	13,756	12,010
	2.64%	2.64%	Jan-2063	9,068	9,307	9,848	7,755
	2.65%	2.65%	Oct-2062	1,109	5,391	5,550	4,867
	2.67%	2.67%	Mar-2062	1,047	33,936	34,756	30,686
	2.75%	2.75%	Apr-2063	14,217	7,446	8,444	5,392
	2.98%	2.98%	Jun-2063	19,464	14,246	15,473	11,776
	3.05%	3.05%	Dec-2063	104,645	100	1,149	(8,732)
	3.24%	3.24%	Jan-2064	25,431	1,000	1,547	(1,538)
	3.41%	3.41%	Sep-2061	2,112	40,173	41,794	39,185
	3.43%	3.43%	Nov-2061	1,749	51,741	53,397	50,556
				294,291	214,933	228,376	169,454
Forward Commitments	3.60%	5.70%	Sep-2063	4,900	—	147	51
	3.69%	4.75%	Dec-2063	12,327	—	163	(279)
	3.75%	5.35%	Sep-2063	6,486	—	195	(93)
	4.08%	4.08%	Feb-2064	14,527	—	305	181
	4.14%	4.14%	Sep-2063	11,197	—	182	164
				49,437	—	992	24
Total Ginnie Mae Construction Securities				$343,728	$214,933	$229,368	$169,478

2022 SEMI-ANNUAL REPORT	9

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2022 (dollars in thousands, unaudited) continued

GINNIE MAE SECURITIES
(27.4% OF NET ASSETS)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040–Jun-2040	$1,132	$1,140	$1,144
	4.50%	Aug-2040	567	575	586
	5.50%	Jan-2033–Jun-2037	916	913	968
	6.00%	Jan-2032–Aug-2037	632	633	682
	6.50%	Jul-2028	36	36	39
	7.00%	Apr-2026–Jan-2030	369	371	394
	7.50%	Aug-2025–Aug-2030	183	185	196
	8.00%	Sep-2026–Nov-2030	186	186	201
	8.50%	Dec-2022–Aug-2027	51	51	54
	9.00%	Dec-2022–Jun-2025	2	2	2
			4,074	4,092	4,266
Multifamily	1.90%	Feb-2061	22,712	20,461	17,833
	1.95%	Mar-2064	39,626	39,107	35,956
	1.95%	Mar-2064	35,249	35,737	31,984
	2.00%	Apr-2062–Mar-2064	273,418	276,132	240,470
	2.00%	Jul-2062	36,963	38,000	33,375
	2.00%	Oct-2062	54,440	56,304	48,855
	2.00%	Apr-2063	53,358	54,270	48,174
	2.00%	Apr-2063	49,943	51,005	44,333
	2.00%	Jun-2063	45,477	45,890	41,404
	2.00%	Oct-2063	43,407	42,977	39,430
	2.08%	Nov-2056	52,392	54,432	45,442

GINNIE MAE SECURITIES

continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
2.15%	May-2056	810	808	796
2.20%	Jun-2056	1,218	1,216	1,187
2.25%	Dec-2048	3,388	3,364	3,250
2.30%	Mar-2056–Oct-2056	4,692	4,662	4,564
2.31%	Nov-2051	7,076	7,076	6,567
2.32%	Sep-2060	27,043	28,494	24,347
2.35%	Nov-2056–Feb-2061	30,934	31,838	29,105
2.40%	Aug-2047–Dec-2057	21,674	22,177	19,629
2.40%	Jan-2053	38,838	39,093	36,456
2.50%	Dec-2052–Jan-2061	58,324	59,220	54,170
2.60%	Apr-2048–Jun-2059	12,521	12,559	12,121
2.70%	May-2048–Jul-2058	7,178	7,205	7,010
2.72%	Feb-2044	124	127	123
2.74%	Apr-2057	23,887	25,941	21,973
2.78%	Aug-2058	10,720	11,651	9,896
2.79%	Apr-2049	4,999	5,041	4,824
2.80%	Feb-2053	60,000	57,245	53,944
2.80%	Dec-2059	4,759	4,697	4,674
2.82%	Apr-2050	1,300	1,323	1,263
2.94%	Nov-2059	47,791	53,153	44,494
3.00%	May-2062	68,312	73,818	64,753
3.03%	Jan-2056	30,341	32,286	29,033

10

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2022 (dollars in thousands, unaudited) continued

GINNIE MAE SECURITIES
continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
3.05%	May-2054	11,545	11,591	10,864
3.17%	Jul-2046	3,275	3,357	3,238
3.17%	Aug-2059	34,333	37,962	33,022
3.20%	Jul-2041–Sep-2051	3,466	3,474	3,451
3.25%	Sep-2054	18,480	18,331	18,013
3.25%	Apr-2059	34,100	32,789	33,277
3.26%	Nov-2043	1,854	1,856	1,824
3.27%	Apr-2046	24,505	25,814	22,574
3.30%	Sep-2060	8,293	8,495	8,056
3.33%	May-2055	6,988	6,641	6,668
3.34%	Sep-2059	16,892	17,206	16,527
3.35%	Mar-2044	10,000	9,631	9,820
3.37%	Feb-2044	318	331	318
3.38%	Jan-2060	58,756	58,762	57,345
3.39%	Feb-2059	14,099	14,365	13,795
3.47%	May-2042	1,856	1,879	1,851
3.48%	May-2059	10,757	10,964	10,632
3.50%	Jan-2054	4,141	4,121	4,120
3.53%	Apr-2042	15,853	16,302	15,742
3.60%	Sep-2052–Jun-2057	17,978	18,579	17,800
3.60%	Apr-2061	33,756	34,833	33,501
3.62%	Dec-2057	28,219	28,695	28,046

GINNIE MAE SECURITIES

continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	3.63%	Dec-2045	8,583	8,281	8,474
	3.65%	Oct-2058	10,162	10,310	10,128
	3.67%	Nov-2035	13,397	13,750	13,252
	3.74%	Aug-2059	15,449	15,737	15,441
	3.75%	Nov-2060	11,191	11,535	11,206
	3.78%	Aug-2060	39,175	39,454	39,248
	3.92%	Aug-2039	40,489	42,469	39,529
	3.96%	Apr-2046	383	384	383
	4.10%	May-2051	3,785	4,080	3,838
	4.21%	May-2061	51,420	51,685	56,636
	4.25%	Sep-2038	30,714	30,831	30,905
	4.35%	Dec-2060	2,269	2,310	2,359
	4.37%	Feb-2034	25,094	27,472	25,636
	4.45%	Jun-2055	2,467	2,380	2,529
	4.53%	Jan-2061	14,737	15,179	15,470
	4.63%[3]	Sep-2037	1,500	1,469	1,502
	4.90%[3]	Mar-2044	1,000	992	1,002
	5.25%	Apr-2037	16,400	16,395	16,473
	5.34%	Jul-2040	67	67	67
			1,820,660	1,858,067	1,705,997
When Issued[4]	3.36%	May-2061	51,379	57,031	50,369
Total Ginnie Mae Securities			$1,876,113	$1,919,190	$1,760,632

2022 SEMI-ANNUAL REPORT	11

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2022 (dollars in thousands, unaudited) continued

FANNIE MAE SECURITIES
(42.5% OF NET ASSETS)

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortize Cost	Value
Single Family	1.74% 12M LIBOR+149	Jul-2033	$—	$109	$109	$111
	1.81% 12M LIBOR+152	Feb-2045	—	2,257	2,292	2,299
	1.86% 6M LIBOR+161	Aug-2033	—	118	118	120
	1.87% 1M LIBOR+25	Mar-2037	—	110	109	109
	1.88% 12M LIBOR+163	Nov-2034	—	158	160	160
	1.94% 1M LIBOR+32	Jun-2037	—	577	577	574
	1.99% 12M LIBOR+169	Oct-2042	—	1,953	1,986	2,008
	2.02% 1M LIBOR+40	Apr-2037	—	271	270	270
	2.08% 1M LIBOR+46	Oct-2042	—	1,538	1,543	1,539
	2.12% 1M LIBOR+50	Jun-2042	—	3,437	3,439	3,446
	2.17% 1M LIBOR+55	Mar-2042	—	1,914	1,916	1,922
	2.22% 1Y UST+222	Aug-2033	—	216	216	223
	2.22% 1M LIBOR+60	Oct-2043	—	3,650	3,664	3,679
	2.32% 1Y UST+220	Aug-2033	—	416	416	429
	2.34% 1Y UST+222	Jul-2033	—	301	302	310
	2.42% 6M LIBOR+155	Nov-2033	—	792	792	805
	2.50%	May-2050–Jan-2052	—	233,923	243,784	211,286
	2.50%	Jan-2052	—	47,424	47,606	42,791
	2.77% 12M LIBOR+156	Apr-2034	—	402	407	407
	3.00%	Apr-2031–Mar-2052	—	200,988	208,943	188,639
	3.00%	Oct-2051	—	46,419	48,753	43,374
	3.23% 1Y UST+223	May-2033	—	125	125	129
	3.50%	Oct-2026–Mar-2052	—	143,885	147,794	139,769
	3.50%	Jan-2052	—	41,150	42,229	39,645
	4.00%	May-2024–Jun-2048	—	35,787	36,857	35,946
	4.50%	May-2024–Dec-2048	—	25,819	26,586	26,415
	5.00%	May-2034–Apr-2041	—	5,274	5,395	5,535
	5.50%	Sep-2032–Jun-2038	—	2,237	2,237	2,384
	6.00%	Nov-2028–Nov-2037	—	1,658	1,664	1,804
	6.50%	Sep-2028–Jul-2036	—	292	296	317
	7.00%	Sep-2027–May-2032	—	469	470	512
	7.50%	Jan-2027–Sep-2031	—	35	35	37
	8.00%	Aug-2030–May-2031	—	34	34	34
			—	803,738	831,124	757,028
Multifamily	0.92% 1M SOFR+20	Nov-2031	—	40,943	40,949	40,887
	0.93% 1M SOFR+21	Mar-2031	—	23,855	23,858	23,802
	0.94% 1M SOFR+22	Mar-2031–Nov-2031	—	35,075	35,083	35,015
	0.95% 1M SOFR+23	Apr-2031	—	17,500	17,500	17,493
	1.01% 1M SOFR+29	Feb-2029	—	20,000	20,006	19,976

FANNIE MAE SECURITIES

continued

Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortize Cost	Value
1.05% 1M SOFR+52	Jun-2032	—	30,975	30,975	30,831
1.06%	Dec-2027	—	21,424	21,432	19,022
1.17%	Aug-2030–Nov-2030	—	34,582	34,585	28,815
1.18% 1M SOFR+47	May-2032	—	23,705	23,705	23,700
1.21% 1M SOFR+49	May-2032	—	28,526	28,530	28,597
1.22%	Aug-2028–Jul-2030	—	35,610	35,717	30,760
1.22% 1M SOFR+47	Jun-2029	—	70,000	70,022	70,059
1.25%	Jul-2030	—	37,950	38,073	31,899
1.26%	Jan-2031	—	25,000	24,994	21,252
1.27%	Jul-2030	—	14,235	14,333	12,224
1.31%	Aug-2030	—	4,403	4,463	3,753
1.32%	Aug-2030	—	21,000	21,271	18,075
1.38%	Jul-2030	—	10,500	10,639	9,090
1.41% 1M LIBOR+29	Feb-2028	—	30,420	30,420	30,361
1.41%	Jul-2030	—	3,273	3,306	2,835
1.43% 1M LIBOR+31	Mar-2028	—	38,275	38,277	38,224
1.46% 1M LIBOR+34	Jan-2028	—	22,425	22,425	22,386
1.46%	Jul-2030	—	7,506	7,606	6,534
1.47% 1M LIBOR+35	Dec-2027	—	18,100	18,100	18,100
1.47%	Jul-2030–Dec-2030	—	15,425	15,556	13,061
1.50%	Aug-2030	—	1,158	1,186	1,008
1.52% 1M LIBOR+40	Sep-2028	—	1,822	1,822	1,819
1.52%	Jul-2032	—	16,529	16,668	14,019
1.53%	Jul-2032	—	10,500	10,655	8,898
1.55%	Jul-2032	—	20,500	20,802	17,423
1.56% 1M LIBOR+0	May-2027	—	16,516	16,516	16,512
1.57%	Jan-2031	—	21,949	22,023	18,975
1.57%	Aug-2037	—	47,414	47,624	37,490
1.58%	Oct-2031	—	57,950	58,218	48,627
1.65%	Jul-2030	—	1,253	1,283	1,104
1.68%	Sep-2032	—	12,761	12,971	10,920
1.70% 1M LIBOR+58	May-2029	—	25,000	25,008	25,019
1.70%	Jun-2029	—	41,302	41,322	41,336
1.71%	Sep-2035–Nov-2035	—	25,604	25,905	20,119
1.74%	Mar-2033	—	6,160	6,244	5,091
1.76%	Aug-2031–Dec-2036	—	54,842	55,009	46,889
1.77%	Sep-2035	—	3,270	3,337	2,701
1.78% 1M LIBOR+85	Jan-2023	—	819	819	819
1.82%	Jul-2035	—	4,617	4,655	3,802

12

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2022 (dollars in thousands, unaudited) continued

FANNIE MAE SECURITIES

continued

Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortize Cost	Value
1.88%	Nov-2031	—	25,400	25,435	21,898
1.94%	Apr-2035	—	6,400	6,499	5,432
2.00%	Apr-2031	—	18,000	18,622	15,864
2.09%	May-2032–Jul-2050	—	21,791	22,038	17,879
2.16%	Sep-2050	—	14,200	14,359	9,829
2.33%	Nov-2029–Feb-2030	—	18,123	18,165	16,769
2.41%	Apr-2051	—	3,743	3,781	2,984
2.43%	Nov-2031	—	18,655	18,662	17,140
2.46%	Aug-2026–Jan-2038	—	56,280	56,370	50,907
2.47%	Dec-2051	—	13,498	13,689	10,857
2.49%	Dec-2026–Nov-2031	—	27,267	27,318	25,710
2.50%	Jun-2026	—	60,000	60,000	58,266
2.53%	Jan-2030	—	20,550	20,675	19,185
2.55%	Sep-2026	—	14,210	14,313	13,746
2.55%	Mar-2030	—	51,656	51,823	48,348
2.56%	Dec-2051	—	12,685	12,717	10,346
2.57%	Mar-2042	—	25,155	25,168	20,291
2.61%	Nov-2026	—	9,800	9,844	9,512
2.67%	Aug-2029	—	37,700	37,969	36,398
2.70%	Nov-2025	—	14,536	14,538	14,271
2.72%	Jul-2028	—	36,400	36,547	35,133
2.76%	Oct-2031	—	10,189	10,318	9,603
2.81%	Sep-2027	—	12,033	12,063	11,742
2.85%	Aug-2031	—	8,760	8,802	8,278
2.91%	Jun-2031	—	25,000	25,106	23,569
2.92%	Jun-2027	—	66,143	66,178	64,926
2.92%	Apr-2028	—	15,630	15,666	15,271
2.93%	Apr-2038	—	36,239	36,262	32,414
2.94%	Jun-2027–Jul-2039	—	30,846	30,889	30,313
2.96%	Sep-2034	—	20,000	20,681	18,766
2.97%	Nov-2032–Sep-2034	—	32,233	32,456	30,571
2.99%	Jun-2025	—	2,565	2,566	2,542
3.00%	May-2027–Mar-2028	—	15,672	15,681	15,360
3.01%	Apr-2052	—	7,480	7,485	6,390
3.02%	Jun-2027–Sep-2027	—	29,705	29,780	29,090
3.04%	Apr-2030	—	25,030	25,077	24,353
3.05%	Apr-2030	—	25,969	25,985	25,211
3.09%	May-2026	—	5,125	5,167	5,054
3.12%	Apr-2030	—	12,737	12,739	12,378

FANNIE MAE SECURITIES

continued

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortize Cost	Value
	3.14%	Apr-2029	—	7,621	7,631	7,484
	3.17%	Jun-2029–Sep-2029	—	36,207	36,321	35,420
	3.18%	May-2035	—	9,381	9,478	9,123
	3.21%	May-2030	—	6,500	6,556	6,352
	3.24%	May-2052	—	6,492	6,625	5,736
	3.26%	Jan-2027	—	7,033	7,039	7,003
	3.31%	Oct-2027	—	15,117	15,172	15,085
	3.33%	May-2029	—	6,496	6,714	6,497
	3.36%	Oct-2029	—	10,648	10,651	10,583
	3.40%	Oct-2026	—	2,761	2,765	2,768
	3.41%	Sep-2023	—	10,509	10,509	10,514
	3.42%	Apr-2035	—	5,064	5,120	4,932
	3.46%	Dec-2023–Apr-2031	—	16,058	16,117	15,870
	3.50%	Aug-2039	—	13,206	13,206	12,548
	3.61%	Sep-2023	—	5,927	5,927	5,938
	3.63%	Jul-2035	—	21,372	21,395	21,141
	3.66%	Oct-2023	—	4,344	4,344	4,355
	3.68%	Jul-2028	—	12,011	12,407	12,095
	3.70%	Oct-2033	—	19,865	19,933	20,075
	4.69%	Jun-2035	—	534	544	550
	5.15%	Oct-2022	—	76	76	76
	5.30%	Aug-2029	—	3,891	3,868	4,140
	5.69%	Jun-2041	—	4,240	4,326	4,551
	5.75%	Jun-2041	—	2,059	2,107	2,213
	5.91%	Mar-2037	—	1,559	1,577	1,564
	5.96%	Jan-2029	—	229	229	229
	6.15%	Jan-2023	—	3,124	3,124	3,132
	8.40%	Jul-2023	—	64	64	65
			—	2,120,466	2,129,150	1,975,957
Forward
Commitments	2.21%	Dec-2039	41,587	—	—	(10,153)
	2.56%	Jul-2038	10,774	—	—	(2,048)
	2.58%	Jan-2040	11,700	—	—	(2,510)
	2.59%	Feb-2039–Mar-2039	35,409	—	—	(7,068)
	2.72%	Jul-2040	27,794	—	278	(6,129)
	4.47%	Jul-2041	10,058	—	—	(610)
			137,322	—	278	(28,518)
When Issued[4]	3.91%	Aug-2032	—	25,000	25,320	25,375
Total Fannie Mae Securities			$137,322	$2,949,204	$2,985,872	$2,729,842

2022 SEMI-ANNUAL REPORT	13

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2022 (dollars in thousands, unaudited) continued

FREDDIE MAC SECURITIES

(8.5% OF NET ASSETS)

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Single Family	0.92%1M SOFR+20	Aug-2031	$—	$ 32,000	$ 32,000	$ 31,640
	0.96%1M SOFR+24	Jan-2031	—	42,864	42,864	42,412
	0.96%1M SOFR+24	Jun-2031	—	31,524	31,522	30,930
	0.97%1M SOFR+25	Dec-2030	—	21,797	21,797	21,578
	1.02%1M SOFR+30	Dec-2030	—	21,897	21,897	21,684
	1.08%1M SOFR+36	Oct-2030	—	10,562	10,562	10,505
	1.25%1M LIBOR+13	Nov-2027	—	18,573	18,573	18,299
	1.38%1M LIBOR+26	Nov-2030	—	15,308	15,308	15,259
	1.45%1M LIBOR+33	Oct-2030	—	5,985	5,985	5,970
	1.54%1M LIBOR+42	May-2027	—	5,954	5,954	5,942
	1.62%1M LIBOR+30	Feb-2036	—	329	329	328
	1.65%1M LIBOR+33	May-2037	—	71	71	70
	1.67%1M LIBOR+35	Apr-2036–Jan-2043	—	2,289	2,291	2,277
	1.72%1M LIBOR+40	Aug-2043	—	2,114	2,113	2,108
	1.77%1M LIBOR+65	Jan-2023	—	733	733	733
	1.80%1M LIBOR+48	Oct-2040	—	1,644	1,643	1,651
	1.82%1M LIBOR+50	Oct-2040–Jun-2044	—	6,138	6,143	6,151
	1.87%1M LIBOR+55	Nov-2040	—	1,482	1,492	1,489
	1.99%1M LIBOR+67	Aug-2037	—	1,943	1,960	1,961
	2.02%12M LIBOR+178	Jul-2035	—	100	99	102
	2.34%1Y UST+223	Oct-2033	—	164	163	168
	2.50%	Jan-2043–Aug-2046	—	6,110	6,178	5,571
	3.00%	Aug-2042–Sep-2046	—	25,817	26,268	24,653
	3.35%1Y UST+223	Jun-2033	—	51	51	52
	3.35%	Oct-2033	—	33,450	33,322	32,529
	3.50%	Jan-2026–Oct-2046	—	47,745	48,730	46,979

FREDDIE MAC SECURITIES

continued

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
	3.50%	Jan-2026	—	18,000	18,047	17,845
	3.68%	Oct-2025	—	10,000	10,063	10,049
	4.00%	Nov-2024–Aug-2047	—	45,449	47,109	45,709
	4.50%	Jan-2038–Dec-2044	—	12,547	13,038	12,967
	5.00%	Sep-2022–Mar-2041	—	1,943	1,936	2,040
	5.50%	Apr-2033–Jul-2038	—	1,862	1,856	1,989
	6.00%	Dec-2033–Oct-2037	—	2,526	2,546	2,751
	6.50%	Apr-2028–Nov-2037	—	462	465	514
	7.00%	Apr-2028–Mar-2030	—	20	19	22
	7.50%	Aug-2029–Apr-2031	—	28	28	31
	8.50%	Jul-2024–Jan-2025	—	13	13	14
			—	429,494	433,168	424,972
Multifamily	0.94%1M SOFR+23	Jul-2027	—	3,924	3,925	3,918
	2.04%	May-2050	—	20,269	20,756	15,470
	2.40%	Jun-2031	—	7,444	7,528	6,770
	2.41%	Jun-2031	—	11,732	11,872	10,678
	2.42%	Jun-2031	—	11,768	11,917	10,720
	3.28%	Dec-2029	—	15,958	16,110	15,890
	3.34%	Dec-2029	—	9,434	9,545	9,248
	3.38%	Apr-2030	—	13,886	14,076	13,853
	3.48%	Jun-2030	—	18,138	18,465	18,224
	3.60%	Apr-2030	—	24,717	25,268	25,094
			—	137,270	139,462	129,865
Forward Commitments	2.38%	Feb-2034	43,500	—	163	(6,278)
Total Freddie Mac Securities			$43,500	$566,764	$572,793	$548,559

14

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2022 (dollars in thousands, unaudited) continued

STATE HOUSING FINANCE AGENCY SECURITIES

(7.2% OF NET ASSETS)

		Interest Rates[2]
	Issuer	Permanent	Construction	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily	Illinois State Housing Finance Auth	—	0.33%	Aug-2023	$20,000	$20,000	$19,987
	Illinois Housing Development Auth	—	0.40%	Dec-2024	470	470	451
	Mass Housing	—	0.50%	Dec-2023	10,020	10,020	9,818
	Mass Housing[6]	—	1.50%	Dec-2022	8,750	8,751	8,743
	Mass Housing	—	2.15%	Sep-2023	32,282	32,285	31,834
	Mass Housing	—	2.15%	Sep-2023	4,465	4,468	4,436
	City of St. Louis Park, MN	—	2.93%	Jan-2026	20,577	20,577	20,460
	Mass Housing[6]	—	3.55%	Oct-2022	13,570	13,570	13,615
	Connecticut Housing Finance Auth[6]	—	3.70%	Nov-2022	17,800	17,789	17,797
	Illinois Housing Development Auth	2.06%	—	Jan-2042	28,005	28,009	19,818
	Illinois Housing Development Auth	2.07%	—	Jul-2041	84,895	84,893	60,896
	Mass Housing	2.60%	—	Jun-2063	26,410	26,410	16,820
	Illinois Housing Development Auth	2.65%	—	Jul-2062	21,810	21,832	14,448
	NYC Housing Development Corp	2.95%	—	Nov-2041–Nov-2045	11,275	11,275	9,767
	NYC Housing Development Corp	3.05%	—	Nov-2046	13,000	13,000	9,446
	NYC Housing Development Corp	3.10%	—	Oct-2046	20,733	20,734	17,844
	NYC Housing Development Corp	3.25%	—	Nov-2049	12,000	12,000	9,781
	Connecticut Housing Finance Auth	3.25%	—	May-2050	12,200	12,215	10,097
	Mass Housing[6]	3.30%	—	Dec-2059	8,340	8,345	6,451
	NYC Housing Development Corp	3.35%	—	Nov-2054	20,000	20,000	16,191
	NYC Housing Development Corp	3.45%	—	May-2059	20,000	20,000	16,180
	NYC Housing Development Corp	3.75%	—	May-2035	3,200	3,200	3,129
	Mass Housing[6]	3.85%	—	Dec-2058	9,570	9,567	8,959
	NYC Housing Development Corp	3.95%	—	Nov-2043	14,555	14,555	13,903
	NYC Housing Development Corp	4.00%	—	Dec-2028–Nov-2048	14,325	14,428	13,820
	MassHousing	4.13%	—	Dec-2036	5,000	5,000	5,002
	NYC Housing Development Corp	4.13%	—	Nov-2053	8,305	8,305	7,825
	NYC Housing Development Corp	4.20%	—	Dec-2039	8,305	8,305	8,305
	Chicago Housing Authority	4.36%	—	Jan-2038	25,000	25,000	24,506
	MassHousing	4.50%	—	Jun-2056	45,000	45,000	44,463
Total State Housing Finance Agency Securities					$539,862	$540,003	$464,792

2022 SEMI-ANNUAL REPORT	15

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2022 (dollars in thousands, unaudited) continued

OTHER MULTIFAMILY INVESTMENTS

(2.9% OF NET ASSETS)

	Interest Rates[2,5]				Unfunded
Issuer	Permanent		Construction	Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
Direct Loans
53 Colton Street (Level 3)	—	3.05%		Dec-2023	$3,013	$13,004	$12,916	$12,793
Wilder Square (Level 3)	—	3.25%		Mar-2023	52	11,448	11,423	11,333
University and Fairview (Level 3)	—	3.45%		Jun-2024	—	15,000	14,936	14,510
University and Fairview (Level 3)	—	3.45%		Dec-2023	628	21,886	21,780	21,234
Old Cedar (Level 3)	—	3.50%		Dec-2023	—	11,000	10,975	10,724
Peregrine Apartments (Level 3)	—	3.60%		Jun-2024–Dec-2024	24,565	3,229	3,135	2,023
The Crest Apartments (Level 3)	—	3.75%		Jun-2024	7,700	1,800	1,787	1,466
18 Sixth Ave at Pacific Park (Level 3)	—	3.81%	1M LIBOR+220	Dec-2024	7,349	9,873	9,841	9,733
18 Sixth Ave at Pacific Park (Level 3)	—	3.81%	1M LIBOR+220	Dec-2024	10,568	72,210	72,009	71,537
Ladder 260—Tax Exempt (Level 3)	—	4.04%		Nov-2025	7,391	770	709	602
99 Ocean (Level 3)	—	4.05%		Oct-2024	29,752	22,248	21,795	21,694
Granada (Level 3)	—	6.89%		Jan-2024	8,492	4,508	4,451	4,554
					99,510	186,976	185,757	182,203
Forward Commitments (Direct Loans)
53 Colton Street (Level 3)	—	3.25%		Dec-2023	3,042	—	(8)	(129)
The Crest Apartments (Level 3)	—	3.75%		Dec-2023	3,815	—	(33)	(109)
311 W 42nd Street (Level 3)	—	4.20%		Nov-2024	50,000	—	(184)	(354)
					56,857	—	(225)	(592)
Privately Insured Construction/Permanent Mortgages[7]
Illinois Housing Development Auth	6.20%	—		Dec-2047	—	2,881	2,889	2,874
Illinois Housing Development Auth	6.40%	—		Nov-2048	—	877	886	875
					—	3,758	3,775	3,749
Total Other Multifamily Investments					$156,367	$190,734	$189,307	$185,360

16

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2022 (dollars in thousands, unaudited) continued

COMMERCIAL MORTGAGE-BACKED SECURITIES

(1.4% OF NET ASSETS)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$9,587	$9,706	$9,544
Nomura	3.19%	Mar-2046	18,985	19,268	18,856
Citigroup	3.62%	Jul-2047	8,000	8,165	7,877
Barclays/ JP Morgan	3.81%	Jul-2047	2,250	2,297	2,224
RBS/ Wells Fargo	3.82%	Aug-2050	5,000	5,110	4,915
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,104	4,934
Barclays/ JP Morgan	4.00%	Apr-2047	5,000	5,104	4,936
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,416	19,788
Barclays/ JP Morgan	4.08%	Feb-2047	6,825	7,098	6,741
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,144	6,964
Total Commercial Mortgage Backed Securities			$87,647	$89,412	$86,779

UNITED STATES TREASURY SECURITIES

(5.0% OF NET ASSETS)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
0.63%	May-2030	$63,000	$62,449	$52,487
0.63%	Aug-2030	30,000	29,802	24,846
1.13%	Feb-2031	25,000	24,129	21,457
1.25%	Apr-2028	65,000	64,840	58,607
1.50%	Feb-2030	35,000	36,403	31,410
1.75%	Nov-2029–Aug-2041	50,000	49,493	42,647
1.88%	Feb-2032	15,000	14,015	13,571
2.00%	Nov-2041	7,000	6,652	5,533
2.25%	May-2041	42,000	43,321	34,880
2.38%	Feb-2042	15,000	15,301	12,661
2.88%	Aug-2028–May-2032	25,000	24,762	24,685
Total United States Treasury Securities		$372,000	$371,167	$322,784

Total Fixed-Income Investments		$6,937,288	$7,037,969	$6,405,265

EQUITY INVESTMENT IN WHOLLY-OWNED SUBSIDIARY

(LESS THAN 0.01% OF NET ASSETS)

Issuer	Face Amount (Cost)	Amount of Dividends or Interest	Value
HIT Advisers[8] (Level 3)	$1	$—	$189
Total Equity Investment	$1	$—	$189

SHORT-TERM INVESTMENTS

(1.1% OF NET ASSETS)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Commercial Paper
Societe Generale	1.44%[9]	Jul-2022	$40,000	$40,000	$40,000

BlackRock Federal Funds	1.33%[10]	Jul-2022	27,800	27,800	27,800
Total Short-Term Investments			$67,800	$67,800	$67,800

Total Investments			$7,005,089	$7,105,770	$6,473,254

2022 SEMI-ANNUAL REPORT	17

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2022 (dollars in thousands, unaudited) continued

FOOTNOTES

1	The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $689.7 million at period end. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by project, but generally fund over a one- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.

2	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

3	Federally tax-exempt bonds collateralized by Ginnie Mae securities.

4	The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

5	For floating and variable rate securities the rate indicated is for the period end. With respect to these securities, the schedule also includes the reference rate and spread in basis points.

6	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT. The securities are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

7	Loans insured by Ambac Assurance Corporation, are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

8	The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT’s valuation committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates carrying value of HIT Advisors and its subsidiary on a consolidated basis. The participation interest is not registered under the federal securities laws.

9	Rate indicated is the effective yield at the time of purchase.

10	Rate indicated is the annualized 1-day yield as of June 30, 2022.

KEY TO ABBREVIATIONS

M	Month

Y	Year

LIBOR	London Interbank Offered Rate

UST	U.S. Treasury

SOFR	Secured Overnight Financing Rate

18

Statement of Operations

For the Six Months Ended June 30, 2022 (dollars in thousands; unaudited)

Investment income	$74,534

Expenses
Non-officer salaries and fringe benefits	4,040
Officer salaries and fringe benefits	2,530
Investment management	781
Marketing and sales promotion (12b-1)	683
Legal fees	248
Auditing, tax and accounting fees	198
Insurance	184
Consulting fees	156
Trustee expenses	57
Rental expenses	292
General expenses	1,040
Total expenses	10,209

Net investment income	64,325

Net realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	(7,881)
Net change in unrealized appreciation (depreciation) on investments	(757,608)
Net realized and unrealized gains (losses) on investments	(765,489)

Net increase (decrease) in net assets resulting from operations	$(701,164)

See accompanying Notes to Financial Statements (unaudited).

2022 SEMI-ANNUAL REPORT	19

Statement of Changes in Net Assets

(dollars in thousands)

	Six Months Ended	Year Ended
Increase (decrease) in net assets from operations	June 30, 2022 (unaudited)	December 31, 2021
Net investment income	$64,325	$121,316
Net realized gains (losses) on investments	(7,881)	42,547
Net change in unrealized appreciation (depreciation) on investments	(757,608)	(233,148)
Net increase (decrease) in net assets resulting from operations	(701,164)	(69,285)

Distribution to participants or reinvested	(73,749)	(164,726)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	44,358	494,038
Dividend reinvestment of units of participation	68,485	152,548
Payments for redemption of units of participation	(24,632)	(55,307)
Net increase from unit transactions	88,211	591,279

Total increase (decrease) in net assets	(686,702)	357,268

Net assets
Beginning of period	$7,106,556	$6,749,288
End of period	$6,419,854	$7,106,556

Unit information
Units sold	41,818	429,253
Distributions reinvested	64,802	132,574
Units redeemed	(23,189)	(47,955)
Increase in units outstanding	83,431	513,872

See accompanying Notes to Financial Statements (unaudited).

20

Notes to Financial Statements

(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information. Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations. The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

INVESTMENT VALUATION

Net asset value per share (NAV) is determined as of the close of regular trading (normally 4:00 p.m.) of the New York Stock Exchange on the last business day of each calendar month. The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a Valuation Committee. The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets. Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer-supplied market information. For State Housing Finance Agency securities, independent pricing services generally base prices using models that utilize trading spreads, new issue scales, verified bid information and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (to-be-announced) market for mortgage pools, discounted cash flow models, or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/ benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity and type.

Investments in registered open-end investment management companies are valued based upon the NAV of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the use of an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on June 30, 2022, the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates its respective carrying value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

2022 SEMI-ANNUAL REPORT	21

NOTES TO FINANCIAL STATEMENTS

(unaudited)—continued

The following table presents the HIT’s valuation levels as of June 30, 2022:

	Investment Securities
(dollars in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$—	$138,242	$—	$138,242
Ginnie Mae Construction Securities	—	169,454	—	169,454
Ginnie Mae Securities	—	1,710,263	—	1,710,263
Fannie Mae Securities	—	2,732,985	—	2,732,985
Freddie Mac Securities	—	554,837	—	554,837
State Housing Finance Agency Securities	—	464,792	—	464,792
Other Multifamily Investments
Direct Loans	—	—	182,203	182,203
Privately Insured Construction/Permanent Mortgages	—	3,749	—	3,749
Total Other Multifamily Investments	—	3,749	182,203	185,952
Commercial Mortgage-Backed Securities	—	86,779	—	86,779
United States Treasury Securities	—	322,784	—	322,784
Equity Investments	—	—	189	189
Short-Term Investments	67,800	—	—	67,800
Other Financial Instruments*	—	39,769	(592)	39,177
Total	$67,800	$6,223,654	$181,800	$6,473,254

* If held in the portfolio at report date, other financial instruments includes forward commitments, TBA and when-issued securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended June 30, 2022:

	Investments in Securities
	Other Multifamly		Other Financial
(dollars in thousands)	Investments	Equity Investment	Instruments	Total
Beginning Balance, 12/31/2021	$126,769	$104	$112	$126,985
Paydowns/Settlements	(335)	—	—	(335)
Total Unrealized Gain (Loss)*	(5,077)	85	(704)	(5,696)
Cost of Purchases	60,846	—	—	60,846
Ending Balance, 06/30/2022	$182,203	$189	$(592)	$181,800

* Net change in unrealized gain (loss) attributable to Level 3 securities held at June 30, 2022 totaled ($5,696,000) and is included on the accompanying Statement of Operations.

For the six months ended June 30, 2022, there were no transfers in levels.

Level 3 securities primarily consists of Direct Loans which were valued by an independent pricing service as of June 30, 2022 utilizing a discounted cash flow model. Weighted average lives for the loans ranged from 0.67 to 2.92 years. Unobservable inputs include spreads to relevant U.S. Treasuries ranging from 66 to 325 basis points. A change in unobservable inputs may impact the value of the loans.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem. The HIT offers a reinvestment plan that permits current participants to automatically reinvest their distributions of income and

22

NOTES TO FINANCIAL STATEMENTS

(unaudited)—continued

capital gains, if any, into the HIT’s units of participation. Total reinvestment was approximately 93% of distributed income for the six months ended June 30, 2022.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

Interest income is accrued as earned. Premiums, purchase discounts, and loan origination discounts, including related direct costs, are amortized as adjustments to the related loan’s yield over the contractual life of the loan using the effective interest method. In connection with the prepayment of a loan or security, any remaining unamortized amounts are recognized into income as a gain or loss and, depending upon the terms of the loan, there may be additional income that is earned based upon the prepayment and recognized in the period of the prepayment.

12B-1 PLAN OF DISTRIBUTION

The HIT’s Board of Trustees has approved a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the six months ended June 30, 2022, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average net assets on an annualized basis per fiscal year, whichever was greater. During the six months ended June 30, 2022, the HIT incurred approximately $683,000, or 0.02% of its average monthly net assets on an annualized basis, in 12b-1 expenses.

Note 2. Investment Risk

INTEREST RATE RISK

As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Certain instruments held by the HIT pay an interest rate based on the London Interbank Offered Rate (LIBOR), which is the average offered rate for various maturities of short-term loans between certain major international banks. It is expected that LIBOR will be discontinued at the end of 2023 and that the finance industry will phase in a new reference rate. The bulk of LIBOR based instruments held by the HIT are issued and backed by government-sponsored enterprises and will be subject to an industry-wide transition. With regard to other such instruments held by the HIT, which are related to its direct loans, the HIT has included language in its investment loan documentations to provide for an agreed upon methodology to calculate a new benchmark rate spread. It is possible that the transition to a new reference rate may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events, if they occur, may adversely affect the HIT and its investments in such instruments.

PREPAYMENT AND EXTENSION RISK

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

CREDIT RISK

A majority of HIT’s investments have a form of credit enhancement to protect against losses in the event of a default. However, in the event of a default of an underlying mortgage loan where the investment does not have credit enhancement or that an entity providing credit enhancement for an investment fails to meet its obligations under the credit enhancement, the HIT would be subject to the risks that apply to real estate investments generally with respect to that investment. Certain real estate risks include construction failure, loan non-repayment, foreclosure, and environmental and litigation risk.

2022 SEMI-ANNUAL REPORT	23

NOTES TO FINANCIAL STATEMENTS

(unaudited)—continued

Note 3. Transactions with Related Entities

HIT ADVISERS

HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also wholly owned by the HIT. This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers’ business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate.

In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. HIT maintains an allowance for doubtful receivable due to aging balances. Also in accordance with the contract, the HIT may provide the time of certain personnel and allocates operational expenses to HIT Advisers on a cost- reimbursement basis. As of June 30, 2022, HIT Advisers had no assets under management.

A rollforward of advances to HIT Advisers by the HIT is included in the table below:

Advances to HIT Advisers by HIT	(dollars in thousands)
Ending Balance, 12/31/2021	$429
Advances in 2022	19
Ending Balance, 06/30/2022	$448

BUILDING AMERICA

Building America CDE, Inc. (Building America), a wholly owned subsidiary of HIT Advisers, is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury.

In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. Also, in accordance with the contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available.

A rollforward of advances to Building America by the HIT is included in the table below:

Advances to BACDE by HIT	(dollars in thousands)
Ending Balance, 12/31/2021	$89
Advances in 2022	701
Repayment by BACDE in 2022	(410)
Ending Balance, 6/30/2022	$380

Summarized financial information on a consolidated basis for HIT Advisers and Building Americain included in the table below:

(dollars in thousands)
As of June 30, 2022
Assets	$1,855
Liabilities	$1,666
Equity	$189
For the six months ended June 30, 2022
Income	$742
Expenses	(691)
Tax Expenses	(13)
Net Income (Loss)	$38

24

NOTES TO FINANCIAL STATEMENTS

(unaudited)—continued

Note 4. Leases

The HIT leases certain real estate properties for office space which are classified as operating leases. The HIT also leases equipment which is classified as a financing lease. The leases are included in right-of-use (ROU) assets on the HIT’s statement of assets and liabilities. ROU assets represent the HIT’s right to use an underlying asset for the lease term and lease obligations represent the HIT’s obligation to make lease payments arising from the lease. ROU assets and obligations are recognized at the commencement date based on the present value of lease payments over the lease term. As most of the HIT’s leases do not provide an implicit rate, the HIT uses its incremental borrowing rate based on the information available at the commencement date of the lease in determining the present value of lease payments. The HIT determines if an arrangement is a lease at inception. The HIT’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the HIT will exercise that option. Lease expense and amortization expense are recognized on a straight-line basis over the lease term.

(dollars in thousands)	Operating Lease	Financing Lease	Total
ROU Asset, 1/1/2022	$4,048	$18	$4,066
Reduction/Amortization of ROU Asset	(247)	(16)	(263)
ROU Asset, 06/30/2022	$3,801	$2	$3,803

Lease Liability, 1/1/2022	$4,577	$23	$4,600
Lease Payments	(372)	(21)	(393)
Imputed Interest	76	—	76
Reduction of Lease Liability	(296)	(21)	(317)
Lease Liability, 06/30/2022	$4,281	$2	$4,283

Lease Expense	$(327)	$(16)	$(343)
Weighted Average Discount Rate	2.05%	3.70%
Weighted Average Remaining Term (Years)	8.3	2.0

Note 5. Commitments

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of June 30, 2022, the HIT had outstanding unfunded purchase commitments of approximately $689.7 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of June 30, 2022, the value of liquid securities, less short-term investments, maintained in a custodial trading account was approximately $6.2 billion.

Note 6. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2022, were $830.6 million and $137.8 million, respectively.

Note 7. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences of $9.4 million as of June 30, 2022 to reflect tax character. The amount and character of tax-basis distributions and composition of the net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2022.

At June 30, 2022, the cost of investments for federal income tax purposes was $7,105,770,000. Net unrealized loss aggregated $632,516,000 at period-end, of which $9,795,000 related to appreciated investments and $642,311,000 related to depreciated investments.

Note 8. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a.	Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b.	If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

2022 SEMI-ANNUAL REPORT	25

NOTES TO FINANCIAL STATEMENTS

(unaudited)—continued

c.	If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the six months ended June 30, 2022, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available as of June 30, 2022 is for the 2020 Plan year ended at June 30, 2021. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number	53-0228172 / 001
2020 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2022 Contributions	$1,158,808
2022 Contribution Rate	24%
Surcharge Imposed	No
Expiration Date of Collective Bargaining Agreement	03/31/2022

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Years Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2020[1]

1 The 2020 plan year ended at June 30, 2021.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2022.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2022, the HIT matched dollar for dollar the first $6,400 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2022, was approximately $219,000.

Note 9. Loan Facility

The HIT has a $15 million uncommitted loan facility that expires on July 6, 2022. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the sum of SOFR plus 0.11448% or (c) 0.00%. The HIT did not borrow against the facility and had no outstanding balance under the facility for the six months ended June 30, 2022. No compensating balances are required.

Note 10. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

Note 11. COVID-19

The outbreak of COVID-19 has caused a global ongoing crisis materially reducing economic output, disrupting supply chains, and resulting in market closures. Investors should be aware that in light of the current uncertainty and distress in economies and financial markets, the value of HIT’s investments is subject to volatility and other adverse events. The HIT, its service providers, the markets in which it invests and market intermediaries are also impacted by measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12. Subsequent Events

The HIT evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the HIT’s financial statements.

26

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended	Years Ended December 31
Per share data	June 30, 2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1,137.06	$1,176.64	$1,140.24	$1,087.85	$1,117.32	$1,113.29
Income from investment operations:
Net investment income *	10.24	20.20	25.13	29.65	29.25	27.36
Net realized and unrealized gains (losses) on investments	(121.91)	(32.43)	45.18	54.26	(27.99)	7.58
Total income (loss) from investment operations	(111.67)	(12.23)	70.31	83.91	1.26	34.94
Less distributions from:
Net investment income	(11.74)	(24.29)	(28.41)	(31.52)	(30.73)	(30.23)
Net realized gains on investments	—	(3.06)	(5.50)	—	—	(0.68)
Total distributions	(11.74)	(27.35)	(33.91)	(31.52)	(30.73)	(30.91)

Net asset value, end of period	$1,013.65	$1,137.06	$1,176.64	$1,140.24	$1,087.85	$1,117.32

Total return	-9.86%	-1.04%	6.20%	7.78%	0.16%	3.17%

Net assets, end of period (in thousands)	$6,419,854	$7,106,556	$6,749,288	$6,554,926	$5,889,450	$6,199,225

Ratios/supplemental data**
Ratio of expenses to average net assets	0.30%	0.31%	0.32%	0.34%	0.42%	0.40%
Ratio of net investment income to average net assets	1.9%	1.7%	2.1%	2.6%	2.7%	2.4%
Portfolio turnover rate	26.2%	30.4%	30.3%	17.6%	15.2%	24.6%

*The average shares outstanding method has been applied for this per share information.

**Percentage amounts for the period, except total return, have been annualized.

See accompanying Notes to Financial Statements (unaudited).

2022 SEMI-ANNUAL REPORT	27

Board of Trustees

*Executive Committee Member

Chris Coleman* Chair	Vincent Alvarez	Kenneth W. Cooper	Timothy J. Driscoll
President & CEO, Twin Cities Habitat for Humanity	President, New York City Central Labor Council	International Secretary-Treasurer, International Brotherhood of Electrical Workers	President, International Union of Bricklayers and Allied Craftworkers

Sean McGarvey*	Terry O’Sullivan	Fred Redmond	Anthony Shelton
President, North America’s Building Trades Unions	General President, Laborers’ International Union of North America	Secretary-Treasurer, AFL-CIO	International President, Bakery, Confectionery, Tobacco Workers and Grain Millers’ International Union

Elizabeth Shuler*	Kevin Filter	Bridget Gainer	The Honorable Jack F. Quinn, Jr.*
President, AFL-CIO	Managing Principal, GFW Equities LLC & Mad Duck Capital LLC	Cook County Commissioner and Vice President of Global Affairs, Aon	Senior Advisor for Public & Community Relations, Barclay Damon

Jamie S. Rubin	Deidre L. Schmidt	Tony Stanley*	Harry W. Thompson*
Former CEO, Meridiam Infrastructure North America Corp.	President & CEO, CommonBond Communities	Director, TransCon Builders, Inc.	Consultant, Harry Thompson & Associates

William C. Thompson, Jr.
Senior Managing Director/Chief Administrative Officer, Siebert, Cisneros, Shank & Co.

Officers

Chang Suh, CFA	Erica Khatchadourian	Harpreet S. Peleg, CFA	Nicholas C. Milano
Chief Executive Officer and Chief Investment Officer	Chief Operating Officer	Chief Financial Officer	General Counsel

Lesyllee White	Theodore S. Chandler	John Hanley	Christopher Kaiser, CFA
Chief Marketing Officer	Senior Managing Director—Strategic Initiatives	Senior Managing Director—Multifamily Origination	Chief Compliance Officer and Deputy General Counsel

Julissa Servello
Director of Investor Relations

Service Providers

Independent Registered	Corporate Counsel	Transfer Agent	Custodian
Public Accounting Firm	Dechert LLP	BNY Mellon Investment	Bank of New York Mellon
Ernst & Young LLP	Washington, D.C.	Servicing (US) Inc.	New York, New York
Tysons, Virginia		Wilmington, Delaware

28

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. Investors should read the prospectus carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

This document contains forecasts, estimates, opinions and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

* Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

AFL-CIO HOUSING INVESTMENT TRUST NATIONAL OFFICE | 1227 25th Street, NW, Suite 500 | Washington, D.C. 20037 | (202) 331-8055 www.aflcio-hit.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Registrant, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (per Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective to ensure that material information relating to the Registrant is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not applicable for semi-annual reports.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(3)	Not applicable.

(4)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:

/s/ Chang Suh

Chang Suh

Chief Executive Officer

Date: September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Chang Suh

Chang Suh

Chief Executive Officer

(Principal Executive Officer)

AFL-CIO Housing Investment Trust

Date: September 1, 2022

/s/ Harpreet S. Peleg

Harpreet S. Peleg

Chief Financial Officer

(Principal Financial Officer)

AFL-CIO Housing Investment Trust

Date: September 1, 2022